UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549


                              FORM 8-K


                      CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                           Date of report
                          December 6, 2005
                (Date of earliest event reported)

                        CAVALIER HOMES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                               Delaware
             (State or Other Jurisdiction of Incorporation)

        1-9792                                         63-0949734
        ------                                         ----------
 (Commission File Number)                     (IRS Employer Identification No.)


  32 Wilson Boulevard 100
     Addison, Alabama                                  35540
     ----------------                                  -----
 (Address of Principal Executive Offices)           (Zip Code)

                             (256) 747-9800
                             --------------
         (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

         On December 6, 2005, Cavalier Homes, Inc. ("the Company") amended its credit facility (the "Credit Facility") with First Commercial Bank to provide for an available revolving line of credit during the period of October 5, 2005 through April 30, 2006 of up to $50,000,000 and during the period of May 1, 2006 through July 30, 2006 of up to $25,000,000. The amount available under the Credit Facility is limited by underlying collateral, as defined in the Credit Facility. This amendment also modifies the definition of accounts receivable to be included in the collateral base to exclude accounts greater than 90 days old through July 30, 2006. Additionally, the amendment operates as a temporary waiver of the tangible net worth requirement listed in the Credit Facility.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

      (c)         Exhibits

                    Exhibit 99.1 Eighth Amendment to the Amended and Restated Revolving and Term Loan Agreement between Cavalier Homes, Inc. and First Commercial Bank dated December 6, 2005.

                                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   CAVALIER HOMES, INC.
                                                       (Registrant)


Date: December 7, 2005                              By  /s/ Michael R. Murphy
                                                       -----------------------
                                                            Michael R. Murphy
                                                        Chief Financial Officer

                               Exhibit Index
                               -------------

         Exhibit     Description
         -------     -----------

         99.1 Eighth Amendment to the Amended and Restated Revolving and Term Loan Agreement between Cavalier Homes, Inc. and First Commercial Bank dated December 6, 2005.

                     EIGHTH AMENDMENT TO AMENDED AND RESTATED
                     ----------------------------------------
                         REVOLVING AND TERM LOAN AGREEMENT
                         ---------------------------------

         THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made and effective as of the __6th___ day of December, 2005, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a "Cavalier Acceptance Corporation", BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the "Lender").

                                RECITALS:
                                ---------

A. The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, and Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 25, 2005 (as heretofore amended, the "Loan Agreement"). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

B. The Lender and the Borrowers have agreed to amend the Agreement to increase the maximum outstanding principal amount under the Loan to $50,000,000 on a temporary basis, and to make certain other revisions, all as herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

        1. The Loan Agreement is hereby amended by changing the definition of "Borrowing Base" in Schedule I to read in its entirety as follows:

                  "Borrowing Base" means a principal amount equal to the lesser
                   --------------
         of (i) $25,000,000 ($50,000,000 during the First Temporary Advance Period), or (ii) the Collateral Loan Value or (iii) the Net Worth Loan Value, as determined by Lender from time to time in accordance with the Agreement.

        2. The Loan Agreement is hereby amended by changing the definition of "Revolving Loan Commitment" in Schedule I to read in its entirety as follows:

                  "Revolving Loan Commitment" means the Lender's commitment to
                   -------------------------
         lend to Borrowers up to the sum of $25,000,000 ($50,000,000 during the First Temporary Advance Period) in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to the terms of the Agreement; provided that under no circumstances shall the Revolving Loan Commitment at any time exceed the Borrowing Base.

        3. The definition of "Net Worth Loan Value" contained in Schedule I of the Agreement is hereby amended to read in its entirety as follows:

                  "Net Worth Loan Value" means a principal amount determined as
                   --------------------
         follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $50,000,000, then Net Worth Loan Value shall be equal to the sum of thirty percent (30%) of Consolidated Tangible Net Worth plus one hundred percent (100%) of the aggregate value of all treasury stock, valued at cost, purchased by Cavalier Homes subsequent to the fiscal year ending December 31, 2002; and (ii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $50,000,000 but more than $38,000,000, then Net Worth Loan Value shall be equal to $15,000,000; and (iii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000, then Net Worth Loan Value shall be equal to $15,000,000 minus the amount by which Consolidated Tangible Net Worth is less than $38,000,000; in each case as determined by Lender from time to time in accordance with the Agreement. Notwithstanding the foregoing, during the First Temporary Advance Period, the Net Worth Loan Value shall be $50,000,000, and during the Second Temporary Advance Period, the Net Worth Loan Value shall be $25,000,000.

        4. The definition of "Eligible Accounts" contained in Schedule I of the Agreement is hereby amended to read in its entirety as follows:

                  "Eligible Accounts" shall include only Accounts arising in the
                   -----------------
         ordinary course of Borrowers' business from the sale of goods or rendition of services which are less than forty-five (45) days old as measured from the invoice date (90 days during the First Temporary Advance Period and the Second Temporary Advance Period), and which Lender, in its sole credit judgment, deems to be an Eligible Account.

        5. Schedule I of the Agreement is hereby amended by deleting the definition of "Temporary Advance Period" and adding the following new definitions of "First Temporary Advance Period" and "Second Temporary Advance Period":

                  "First Temporary  Advance Period" shall mean the period
                  --------------------------------
        beginning on October 5, 2005 and ending on April 30, 2006.

                  "Second  Temporary  Advance  Period"  shall mean the period
                   ----------------------------------
        beginning on May 1, 2006 and ending on July 30, 2006.

        6. Borrower acknowledges and agrees that immediately upon the expiration of the First Temporary Advance Period, without further notice from or action by Bank, it will make such payments as shall be necessary to reduce the total outstanding principal amount of the Revolving Loan to no more than $25,000,000.

        7. Contemporaneously herewith, Borrower is executing in favor of Bank a renewal Revolving Promissory Note, which Note will hereafter evidence the indebtedness represented by the Revolving Loan as provided in the Loan Agreement.

        8. As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes,documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

        9. Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes, as amended, is and shall remain secured by the Collateral described in the Agreement and in the Security Documents.

        10. Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

        11. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original. Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.
                       [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.


                                              BORROWERS:

                                              CAVALIER HOMES, INC., a Delaware
                                              corporation


                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its Vice-President


                                              CAVALIER PROPERTIES, INC., a
                                              Delaware corporation


                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its President


                                              CAVALIER HOME BUILDERS, LLC, a
                                              Delaware limited liability company


                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its President



                                              CAVALIER REAL ESTATE CO., INC., a
                                              Delaware corporation


                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its President


                                              QUALITY HOUSING SUPPLY, LLC, a
                                              Delaware limited liability company


                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its Vice-President

                                              CIS FINANCIAL SERVICES, INC., an
                                              Alabama corporation


                                              By: /s/ June Martin
                                                  ---------------
                                                      June Martin
                                                      Its Secretary

                                              BRC COMPONENTS, INC., an Alabama
                                              corporation

                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its Secretary

                                              THE HOME PLACE, LLC, an Alabama
                                              limited liability company

                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its Vice-President

                                              RIDGE POINTE MANUFACTURING, LLC,
                                              an Alabama limited liability
                                              company

                                              By: /s/ Michael R. Murphy
                                                  ---------------------
                                                      Michael R. Murphy
                                                      Its Managing Member

                                              LENDER:

                                              FIRST COMMERCIAL BANK, an Alabama
                                              banking corporation


                                              By:   /s/ James W. Brunstad
                                                       ---------------------
                                                    Print Name:James W. Brunstad
                                                               -----------------
                                                    Title: Senior Vice President
                                                           ---------------------